UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2013

Cole Real Estate Investments, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-35974	26-1846406
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition
On November 5, 2013, Cole Real Estate Investments, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2013. On November 5, 2013, the Company also disclosed certain unaudited supplemental financial information for the quarter ended September 30, 2013. Copies of the press release and the unaudited supplemental financial information are attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.
This Item 2.02 and the attached Exhibit 99.1 and Exhibit 99.2 are provided under Item 2.02 of Form 8-K and are furnished to, and shall not be deemed to be “filed” with, the Securities and Exchange Commission (the “SEC”).
Item 7.01     Regulation FD Disclosure
A copy of a presentation to be used by the Company is attached to this Current Report on Form 8-K as Exhibit 99.3 and is incorporated herein by reference.
This Item 7.01 and the attached Exhibit 99.3 are provided under Item 7.01 of Form 8-K and are furnished to, and shall not be deemed to be “filed” with, the SEC.

Item 8.01	Other Events
As previously reported in a Current Report on Form 8-K filed on October 23, 2013 with the SEC, on October 22, 2013, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with American Realty Capital Properties, Inc. (“ARCP”) and Clark Acquisition Company, LLC, a direct wholly owned subsidiary of ARCP (“Merger Sub”), pursuant to which the Company will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving as a direct wholly owned subsidiary of ARCP.
On November 1, 2013, the Company’s board of directors authorized the declaration and payment of a cash dividend on a monthly basis, in the amount of $0.06 per share of common stock (a monthly rate that is equivalent to an annual rate of $0.72 per common share) for stockholders of record as of each of November 29, 2013, December 31, 2013 and January 31, 2014, respectively. The payment dates for the dividends for the stockholders of record as of November 29, 2013, December 31, 2013 and January 31, 2014 will be December 2, 2013, January 2, 2014 and February 3, 2014, respectively.  However, if the Merger is consummated in January 2014, but on or before January 31, 2014, the dividend for January 2013 will be pro-rated based on the number of days elapsed during the month through and including the day prior to the day on which the Merger is consummated, and the payment date for such pro-rated dividend will be the last business day prior to the date the Merger is consummated for stockholders of record as of the close of business on such day.
Additional Information About the Proposed Transaction and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, the Company and ARCP expect to prepare and file with the SEC a joint proxy statement and ARCP expects to prepare and file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to the proposed acquisition of the Company by ARCP. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Investors may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by the Company and ARCP with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at http://www.colereit.com, and copies of the documents filed by ARCP with the SEC are available free of charge on ARCP’s website at http://www.arcpreit.com.

The Company and ARCP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and ARCP’s stockholders in respect of the proposed transaction. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on April 11, 2013. Information regarding ARCP’s directors and executive officers can be found in ARCP’s definitive proxy statement filed with the SEC on April 30, 2013. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction if and when they become available. These documents are available free of charge on the SEC’s website and from the Company or ARCP’s, as applicable, using the sources indicated above.
Forward-Looking Statements
In addition to historical information, this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company operates, include beliefs of and assumptions made by the Company’s management, and involve risks and uncertainties that could significantly affect the financial results of the Company. Words such as “may,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “projects,” “seeks,” “estimates,” “would,” “could” and “should” and variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, whether and when the transactions contemplated by the Merger Agreement will be consummated and the timing of payments of dividends prior to consummation of the Merger. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic climates, (ii) changes in financial markets, interest rates, credit spreads, and foreign currency exchange rates, (iii) changes in the real estate markets, (iv) continued ability to source new investments, (v) increased or unanticipated competition for our properties, (vi) risks associated with acquisitions, (vii) maintenance of real estate investment trust status, (viii) availability of financing and capital, (ix) changes in demand for developed properties, (x) risks associated with the ability to consummate the Merger and the timing of the closing of the Merger, and (xi) those additional risks and factors discussed in reports filed with the SEC by the Company from time to time. The Company does not make any undertaking with respect to updating any forward-looking statements appearing in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits
(d)    Exhibits
Exhibit Number        Description

99.1	Press release issued by Cole Real Estate Investments, Inc. on November 5, 2013

99.2	Supplemental financial information issued by Cole Real Estate Investments, Inc. on November 5, 2013

99.3	Presentation dated November 5, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 4, 2013	COLE REAL ESTATE INVESTMENTS, INC.
		By:	/s/ Simon J. Misselbrook
		Name:	Simon J. Misselbrook
		Title:	Senior Vice President of Accounting
Principal Accounting Officer

Exhibit Index

Exhibit Number        Description

99.1	Press release issued by Cole Real Estate Investments, Inc. on November 5, 2013

99.2	Supplemental financial information issued by Cole Real Estate Investments, Inc. on November 5, 2013

99.3	Presentation dated November 5, 2013

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